UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005

Dijji Corp

(Exact name of registrant as specified in its charter)

Nevada	000-50533	84-1407365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Elliott Avenue, Suite 601 Seattle, WA	98121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 832-0600

Dwango North America Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 19, 2005, Dijji Corp (the “Company”) announced a reduction in force of thirteen (13) employees to enhance its financial performance by reducing expenses.  The Company is offering cash severance to affected employees through the terms of an employee separation agreement.  The Company expects to incur an aggregate of approximately $40,000 in severance charges in the fourth quarter of 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIJJI CORPORATION

Dated: December 20, 2005	By:	/s/ MICHAEL DUNN

Name: Michael Dunn Title: Chief Financial Officer, Secretary and Treasurer